Exhibit 10.1

IN THE IOWA DISTRICT COURT FOR POLK COUNTY

IOWA TELECOMMUNICATIONS	)
SERVICES, INC.	)
d/b/a IOWA TELECOM	)
)
Petitioner,	)	CASE NO. CV-4806
)
vs.	)	ORDER
)
)
IOWA UTILITIES BOARD	)
)
Respondent.	)

NOW, on this 5th day of April, 2004, the Court having been presented the Settlement Agreement of the parties and the Joint Motion for Remand to the Iowa Utilities Board and the Court being fully advised in the matter, the Motion is hereby granted.

IT IS ORDERED that this matter be remanded to the Iowa Utilities Board for the limited purpose of implementing the Settlement Agreement of the parties.

/s/ CARLA T. SCHEMMEL
CARLA T. SCHEMMEL, JUDGE
Fifth Judicial District of Iowa

Approved as to form:

/s/ Robert F. Holz, Jr.	/s/ David Lynch
Robert F. Holz, Jr. PK0002442	David Lynch, General Counsel

/s/ John R. Perkins	/s/ Ivan T. Webber
John R. Perkins, Consumer Advocate	Ivan T. Webber

IN THE IOWA DISTRICT COURT FOR POLK COUNTY

IOWA TELECOMMUNICATIONS	)
SERVICES, INC.	)
d/b/a IOWA TELECOM	)
)
Petitioner,	)	CASE NO. CV-4806
)
vs.	)	JOINT SUBMISSION OF
	)	SETTLEMENT AGREEMENT
	)	AND MOTION FOR REMAND
IOWA UTILITIES BOARD	)
)
Respondent.	)

COME NOW the parties to report to the Court that they have entered into a Settlement Agreement resolving the issues in the above-captioned docket attached hereto as Exhibit A.

The parties request that the Court issue an order remanding this matter to the Iowa Utilities Board for the limited purpose of implementing the Settlement Agreement. After the tariffs approved in the Settlement Agreement have become effective, Iowa Telecom will dismiss its Petition for Judicial Review in this docket.

WHEREFORE, the parties respectfully request the Court to issue an order remanding this matter to the Iowa Utilities Board for the limited purpose of implementing this Settlement Agreement.

Original Filed: April 2, 2004.

Respectfully submitted,

/s/ Robert F. Holz, Jr.	/s/ David Lynch
Robert F. Holz, Jr. PK0002442 DAVIS, BROWN, KOEHN, SHORS & ROBERTS, P.C. The Financial Center 666 Walnut Street, Suite 2500 Des Moines, IA 50309-3993 ATTORNEYS FOR IOWA TELECOM	David Lynch, General Counsel Iowa Utilities Board Office of General Counsel 350 Maple Street Des Moines, IA 50319-0069

/s/ John R. Perkins	/s/ Ivan T. Webber
John R. Perkins, Consumer Advocate Gary D. Stewart, Attorney Office of Consumer Advocate 310 Maple Street Des Moines, IA 50319-0063	Ivan T. Webber Ahlers & Cooney, P.C. 100 Court Avenue, Suite 600 Des Moines, IA 50309-2231 ATTORNEYS FOR MUNICIPAL UTILITIES

SETTLEMENT AGREEMENT

This Settlement Agreement (“Agreement”) is entered into on this 2nd day of April, 2004, between Iowa Telecommunications Services, Inc. d/b/a Iowa Telecom (“Iowa Telecom”), the Iowa Utilities Board (“Board”), the Office of Consumer Advocate (“OCA”), and Coon Rapids Municipal Utilities, Grundy Center Municipal Communications Utility, Harlan Municipal Utilities, Reinbeck Municipal Telecommunications Utility, Manning Municipal Communication and Television System Utility, and The Community Cable Television Agency of O’Brien County (collectively referred to as the “Municipal Utilities”).

WHEREAS, Iowa Telecom has filed a Petition for Judicial Review for review of actions of the Board in the Iowa District Court for Polk County, Docket No. CV 4806 (the “Appeal”); and

WHEREAS, the OCA and Municipal Utilities have intervened in the Appeal; and

WHEREAS, the parties wish to resolve all disputes between them arising out of the facts, circumstances and transactions involved in the Appeal;

IT IS HEREBY AGREED, by and between the parties:

1. The parties agree to submit a joint motion in the Appeal requesting that the Court remand this proceeding to the Board for purposes of implementing the terms and conditions of this Agreement. Upon such implementation, Iowa Telecom will dismiss the Appeal.

2. On remand, the Board will approve new tariffs for Iowa Telecom which will include consolidated rates intended to produce revenue levels that are similar to those produced by the temporary rates in Iowa Utilities Board Docket No. RPU-02-4. To reach this comparable revenue level, the new rates will include a 3% increase for rate consolidation, a 1.06% increase for the 2002 price plan inflationary adjustment, and monthly increases of $1.35 per residential line and $2.81 per business line. In addition, the new rates will include a 1.53% increase for the 2003 price plan inflationary adjustment and a $2.00 per line increase for residential and business basic local service. The rates to be approved are shown in the agreed tariffs attached as Exhibit A.

3. Interim revenues collected to December 31, 2003, less those amounts that reflect a 3% revenue increase for consolidated rates and a 1.06% BCS price adjustment for 2002 will be invested in capital improvements in Iowa Telecom’s network in accord with Iowa Telecom’s Network Improvement Plan. (To the extent practical and feasible, it is anticipated that these revenues would be invested in capital improvements during the 2004 calendar year.) The amount committed in this section is $7.4 million as of December 31, 2003.

4. All additional revenues generated by rate increases approved pursuant to this Agreement, except for any inflation adjustments, will be invested (whether expensed or capitalized) in capital improvements identified in the Network Improvement Plan. (This requirement is hereafter referred to as the Capital Investment Commitment.) Amounts expensed will be assumed to be 10 percent of capital expenditures. The Capital

2

Investment Commitment will be fulfilled only by capital expenditures and related expenses in excess of the baseline investment level. (See paragraph 5 below.)

5. The baseline level of capital expenditures for Iowa Telecom will be assumed to be $16 million per year through the end of the price regulation modification moratorium (see paragraph 13, below), after which the baseline amount shall be recalculated annually by multiplying the average number of access lines (calculated using end of month average lines for the plan year) served by Iowa Telecom in the calendar year by $65.00. The calculation of the baseline investment amount is contained in Exhibit B.

6. Iowa Telecom agrees that the capital investment element of Iowa Code § 476.97(11)(h) is addressed by $2.00 per line of the rate increase in this settlement and that Iowa Telecom will not additionally participate in the Iowa broadband initiative provided in Iowa Code § 476.97(12).

7. Review of Iowa Telecom’s capital commitment will be cumulative. After the price regulation modification moratorium provided in paragraph 13 has ended, if there are two consecutive calendar years in which Iowa Telecom has not made cumulative capital investments in accord with its commitment, the amounts underinvested will be refunded to the customers with reasonable interest.

8. Should the local service rates of the Company at any time during the effective period of this Agreement be deregulated, this Agreement will no longer be effective from the date of the deregulation, except that all sums collected pursuant to this Agreement up to the date of deregulation must be invested in accord with this

3

Agreement. If the retail rates for some of the Company’s services are deregulated, but other services continue to be subject to retail rate regulation, then the Capital Investment Commitment shall be reduced proportionally.

9. An updated Network Improvement Plan will be developed and submitted on a confidential basis (pursuant to 199 IAC 1.9) to Board Staff and OCA by March 31, 2004, with the intent of finalizing a Network Improvement Plan for calendar year 2004 within 21 calendar days. This abbreviated procedure shall apply only to the initial Network Improvement Plan.

10. The Network Improvement Plan will include implementation of number pooling in all mandatory or mandatory-optional rate centers except those rate centers served by DMS-10 technology no later than January 2005 and will meet the FCC requirements and schedule for implementing number porting in the top 100 MSAs. The replacement schedule for the DMS-10 offices may be revised to accommodate required local number portability or number pooling. In its Network Improvement Plan, the Company agrees to prioritize statewide local number portability and number pooling capabilities for completion as soon as reasonably possible.

11. Beginning November 1, 2004, and each three years thereafter, Iowa Telecom will submit a revised Network Improvement Plan to the Board Staff and OCA for review. The Plan will be deemed approved by the Board unless it is disapproved within ninety (90) days of submission. Consideration of the Plan will be pursuant to the procedures set forth for reorganizations in 199 IAC 32.9. Iowa Telecom, the OCA, or the

4

Board may seek a modification of the Plan at any time to accommodate a changed, compelling capital need.

12. Within the first quarter of each calendar year, Iowa Telecom will submit to the Board and the OCA a report which shows the amount of the Capital Investment Commitment of Iowa Telecom for the preceding year, the amounts spent for capital improvements, and a summary description of the capital improvements and the resulting benefits to customers. The reports shall be subject to audit, in a manner directed by the Board. The costs of any audits shall be assessed to Iowa Telecom. Audits shall only be required on a reasonable basis.

13. Iowa Telecom agrees not to submit a price regulation modification proposal pursuant to Iowa Code § 476.97(11)(h) before it has invested a total of $38.9 million in the Network Improvement Plan as a part of the Capital Investment Commitment. For purposes of calculating this amount, the additional revenues generated by the rate increases approved pursuant to this Agreement through the end of the price regulation modification moratorium are assumed to equal $31.5 million, plus the revenues collected pursuant to temporary rate authority from June 24, 2002, to December 31, 2003, in the amount of $7.4 million. After the price regulation modification moratorium is ended, the Capital Investment Commitment shall be calculated by multiplying the average number of access lines (calculated using end of month average lines for the plan year) served by Iowa Telecom in the calendar year, by the amount of the allowed rate increases ($40.20 annually for each residential line and $57.72 annually

5

for each business line). The Capital Investment Commitment will be recalculated annually using this formula.

14. The Company agrees to conduct a review with Board staff and the OCA of Iowa Telecom’s EAS rates with the goal of modifying the rates to better reflect current market conditions and customer preferences. This may include re-polling communities to determine whether a particular EAS arrangement should be continued, modified, or eliminated, or other appropriate options. Price plan modifications necessary to implement this EAS review will not be subject to the moratorium described in Paragraph 13, above, even if they may result in de minimus price increases to some or all customers.

15. By the end of the Network Improvement Plan, Iowa Telecom will submit a new Network Improvement Plan for additional capital expenditures beyond the baseline level or reduce its rates by $3.35 for residence and $4.81 for business or file a rate case to justify any proposal to maintain all or part of those rate increases. The end of the Network Improvement Plan is defined as total spending under the Capital Investment Commitment equal to $110 million or, in the alternative, completion of all projects described in the Plan, whichever occurs later.

16. If Iowa Telecom sells an exchange during the price regulation modification moratorium period, provided for in paragraph 13 above, all capital expenditures made under this Agreement in that exchange will be deducted from the total investment dollars accumulated toward satisfying the $38.9 million investment requirement. If the Company sells an exchange after the price regulation modification moratorium period

6

has ended but during the term of this Agreement, the Company will calculate the total amount of capital expenditures made under this Agreement in that exchange during the three years prior to the effective date of the sale. The Capital Investment Commitment will be adjusted by adding one half of that amount to the Capital Investment Commitment for the year of the effective date of the sale and one half for the year following the effective date of the sale.

17. This Agreement is binding upon and inures to the benefit of the Parties and their respective successors and assigns.

IOWA TELECOMMUNICATIONS SERVICES, INC. d/b/a IOWA TELECOM

2 APRIL 2004	By:	Illegible
Date

IOWA UTILITIES BOARD

2 APRIL 2004	By:	Illegible
Date

OFFICE OF CONSUMER ADVOCATE

2 APRIL 2004	By:	Illegible
Date

MUNICIPAL UTILITIES

2 APRIL 2004	By:	Illegible
Date

7

Iowa Telecommunications Services, Inc.		IOWA NO. 1
d/b/a Iowa Telecom	GENERAL AND LOCAL	Section 4
	EXCHANGE TELEPHONE TARIFF	3rd Revised Sheet 2
Cancels 2nd Revised Sheet 2
Filed with Board

LOCAL EXCHANGE SERVICE

D.	RATE GROUPING

1.	General

a. All exchanges are classified as Rate Group 1.	(C)
(D)

(D)
(D)

(D)
(D)

E.	LOCAL EXCHANGE SERVICE RATE COMPONENTS

1.	Local Exchange Service consists of two components. They are the local exchange rate component and the Extended Area Service additive component in exchanges which have extended area service. These two components must be added together to determine the total rate for each Class of Service in an exchange. The Local Exchange Component rates are determined by class of service. The rates shown on the Company local access line monthly rate schedules do not constitute availability of all specific classes of service in all exchanges.

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	5th Revised Sheet 9.1
	EXCHANGE TELEPHONE TARIFF	Cancels 4th Revised Sheet 9.1
Filed with Board

LOCAL EXCHANGE SERVICE

F.	LIFELINE ASSISTANCE SERVICE (Cont’d)

5.	TRIBAL LIFELINE - APPLICATION

a.	Residents living on reservations are eligible for the Tribal Lifeline benefit if they participate in one or more of the following programs:

1)	Bureau of Indian Affairs general assistance program;

2)	Tribally administered Temporary Assistance for Needy Families block grant program;

3)	Head Start programs (only for those meeting its income-qualifying standard);

4)	National School Lunch Program’s free lunch program

b.	The Company must obtain the customers signature on a document in which the eligible customer certifies, under penalty of perjury, that such customer receives benefits from at least one of the programs above, and lives on a reservation. In addition to identifying the program or programs from which that customer receives benefits, the customer must also agree to notify the Company if that customer ceases to participate in the qualifying program or programs.

c.	Tribal Lifeline benefits apply to the primary local residential access line, including Extended Area Service (EAS), mileage charges, zone charges, or other non-discretionary charges associated with basic residential service. The benefit may not bring the basic local residential access line rate below $1.00 per month.

6.	TRIBAL LIFELINE - MONTHLY CREDIT(1)

	ISOC(2)	Credit Amount
a. Residence Line (R1)	A4010	$14.08	(I)

-Toledo

(1) The credit of $8.25 (ISOC 30040 and DSOC 30041) applies in addition to the Tribal Lifeline credit.

(2)      The credit amount is calculated by adding the residence (R1) rate of $16.60 plus residence Extended Area Service (EAS) additive of $.23 and the $6.50 subscriber line charge together. The credit of $8.25 is subtracted from the total and the remaining difference less $1.00 which is the minimum Tribal Lifeline rate allowed, is the credit amount. For example: Tribal Lifeline customer on the reservation in the Toledo

(I)
exchange ($16.60 + $.23 + $6.50 = $23.33 - $8.25 = $15.08 - $1.00) =			(I)
$14.08 credit.			(I)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 10
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 10
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING

1.	The following information pertaining to each local exchange is provided below.

a.	Applicable Rate Group.

b.	Extended Area Service Connections Included in Local Calling Area.

Exchange	Rate Group	Extended Area Service Connections

Adair	1	–

Afton	1	Arispe	(C)

Agency	1	Bladensburg, Ottumwa

Ainsworth	1	Crawfordsville

Albert City	1	Marathon

Albia	1	Eddyville, Melrose

Alden	1	Buckeye, Dows, lows Falls

Alpha	1	Hawkeye, Lawler, Waucoma

Alta Vista	1	Elma

Apiington	1	–

Argyle	1	Donnellson, Montrose

Arispe	1	Afton

Arlington	1	Strawberry Point, Wadena

Armstrong	1	–

Atalissa	1	Moscow, Rochester, West Liberty

Attica	1	Bussey, Knoxviile, Tracy

Auburn	1	Lake View, Lanesboro

Audubon	1	Exira

Avoca	1	Shelby	(C)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	4th Revised Sheet 11
	EXCHANGE TELEPHONE TARIFF	Cancels 3rd Revised Sheet 11
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections

Bagley	1	Bayard, Jamaica, Yale	(C)

Baxter	1	–

Bayard	1	Guthrie Center, Scranton, Bagley

Belle Plaine	1	Chelsea

Bellvue	1	–

Bennett	1	Tipton, Durant

Benton	1	Diagonal, Kellerton, Mt. Ayr, Redding, Tingley

Bladensburg	1	Agency, Batavia, Ottumwa

Blakesburg	1	Chillicothe,Ottumwa

Blencoe	1	Onawa

Bouton	1	Des Moines, Perry, Woodward

Braddyville(2)	1	Clarinda

Brandon	1	Rowley, Urbana, Walker

Bridgewater(1)	1	Fontanelle

Brighton	1	Richland, Washington

Buckeye	1	Aiden, Hubbard, Iowa Falls, Radcliffe

Bussy	1	Attica, Knoxville, Lovilia, Tracy

Cambridge	1	–

Centerville	1	Cincinnati, Moravia, Mystic, Piano, Promise City, Seymour, Unionville

Central City	1	Alburnett, Cedar Rapids, Coggon

Chariton	1	Lucas, Russell, Williamson

Charlotte	1	Delmar, DeWitt, Low Moor, Grand Mound	(C)

(1) Usage Pricing Service is optional within the exchange, and is limited to existing customers at their existing locations.	(T)

(2)	Portion of the Braddyville exchange is in the State of Missouri.

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	5th Revised Sheet 12
	EXCHANGE TELEPHONE TARIFF	Cancels 4th Revised Sheet 12
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections
Chelsea	1	Belle Plains, Toledo	(C)

Chillicothe	1	Blakesburg, Ottumwa

Cincinnati	1	Centerville, Moravia, Mystic, Piano, Promise City, Unionville

Clarinda	1	Braddyville, College Springs

Clearfield	1	–

Colesburg	1	Dyersville, Edgewood

College Springs	1	Clarinda

Collins	1	–

Columbus Junction(1)	1	Conesville, Grandview, Letts	(T)

Conesville(1)	1	Columbus Junction	(T)

Conrad	1	Marshalltown

Conroy	1	Williamsburg

Coon Rapids	1	Dedham

Crawfordsville	1	Ainsworth, Olds

Cresco	1	Protivin

Creston	1	Kent, Orient

Cylinder	1	Emmetsburg

Dedham	1	Coon Rapids

Delhi	1	Manchester

Delmar	1	Charlotte, DeWitt, Low Moor, Grand Mound

Delta	1	–	(C)

			(T)

(1)	Usage Pricing Service is optional within the exchange, and is limited to existing customers at their existing locations.

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 13
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 13
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections
Denmark	1	Ft Madison	(C)

DeSolo	1	Adel, Des Moines, Dexter, Earlham, Van Meter, Winterset

DeWitt	1	Delmar, Charlotte, Low Moor, Grand Mound

Dexter	1	Des Moines, DeSoto, Earlham, Redfield, Stuart

Diagonal	1	Benton, Kellerton, Mt. Ayr, Redding, Shannon City, Tingley

Dolliver	1	–

Donnellson	1	Argyle, Houghton, Primrose, West Point

Douds	1	Eldon, Keosauqua, Libertyville

Dows	1	Alden, Clarion

Dunlap	1	–

Durant	1	Bennett, Wilton

Dyersville	1	Colesburg, Earlville, Farley, Holy Cross, Luxemburg, New Vienna, Worthington

Earlville	1	Delhi, Dyersville, Hopkinton, Manchester

Eddyville	1	Albia, Ottumwa, Oskaloosa

Edgewood	1	Colesburg, Strawberry Point

Eldon	1	Batavia, Douds, Floris, Ottumwa

Eldora(1)	1	Hubbard, New Providence, Steamboat Rock, Union-Whitten

Elkhart	1	Altoona, Ankeny, Des Moines

Elma	1	AltaVista

Emmetsburg	1	Cylinder, Mallard	(C)

(1)	Also refer to Extended Local Exchange Services, Section 4A, for exchange specific services.

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 14
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 14
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections
Epworth	1	Dubuque, Farley		(C)

Exira	1	Audubon, Elkhom, Brayton

Fairbank	1	–

Fairfield(1)	1	Libertyville, Packwood

Farley	1	Dubuque, Dyersville, Epworth

Farmington(2)	1	Bonaparte, Primrose

Farson	1	Hedrick, Martinsburg, Ottumwa

Fayette	1	Maynard, Randalia

Fonda	1	Newell, Pocahontas

Fontanelle(1)	1	Bridgewater, Greenfield

Forest City(3)	1	Crystal Lake, Fertile, Joice, Leland

Fredericksburg	1	New Hampton, Sumner

Fremont	1	Oskaloosa, Ottumwa

Garwin	1	–

Gladbrook	1	–

Glidden	1	Ralston

Grand Junction	1	Rippey

Grandview(1)	1	Columbus Junction, Letts, Wapello	(T)

Gravity	1	Bedford

Greeley	1	Manchester

Greene	1	–		(C)

(1) Usage Pricing Service is optional within the exchange, and is limited to existing customers at their existing locations.	(T)
(2) Portion of the Farmington exchange is In the State of Missouri.
(3) Also refer to Extended Local Exchange Services, Section 4A, for exchange specific services.

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 15
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 15
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections
Greenfield(1)	1	Fontanelle, Nevinville	(C)

Grinnell	1	Malcom

Grundy Center	1	–

Guthrie Center	1	Menlo, Bayard

Halbur	1	Carroll

Harlan	1	Irwin, Jacksonville, Kirkman, Westphalia, Harlan Rural Exchange

Harper	1	Keota, Sigourney

Harris	1	–

Hartley	1	May City

Hazleton	1	Oeiwein

Hedrick	1	Farson, Martinsburg, Ottumwa

Hillsboro	1	Bonaparte, Salem, Stockport

Holy Cross	1	Dubuque, Dyersville, Luxemburg, New Vienna

Hopkinton	1	–

Houghton	1	Donnellson, Primrose, Salem, West Point

Humeston	1	Derby

Jamaica	1	Bagley, Yale

Janesville	1	Waverly, Waterloo, Cedar Falls

Kellerton	1	Benton, Diagonal, Mt. Ayr, Redding, Tingley

Kent	1	Creston	(C)

(1) Usage Pricing Service is optional within the exchange, and is limited to existing customers at their existing locations.	(T	)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	5th Revised Sheet 16
	EXCHANGE TELEPHONE TARIFF	Cancels 4th Revised Sheet 16
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections	(C)

Keota	1	Harper, West Chester

Knoxville	1	Attica, Bussey, Tracy

Lacona	1	Liberty Center, Milo

Lake City	1	–

Lake View	1	Auburn, Wall Lake

Lamont	1	–

Lanesboro	1	Auburn

Lawler	1	Alpha, Waucoma

LeClaire	1	McCausland, Davenport, Eldridge

Ledyard	1	–

LeGrand	1	Marshalltown

Lelghton	1	Oskaloosa, Otley, Pella, Peoria

Letts(1)	1	Columbus Junction, Grandview	(T)

Liberty Center	1	Lacona, Milo, Indianola

Libertyville	1	Fairfield, Batavia, Douds

Lime Springs	1	Cherry Grove, MN

Linden	1	Redfield, Panora

Linn Grove	1	Alta, Peterson, Rembrandt, Sioux Rapids

Lisbon	1	Mt. Vernon, Cedar Rapids

Little Sloux	1	Blencoe, Mondamin and Pisgah	(C)

(1)	Usage Pricing Service is optional within the exchange, and is limited to existing customers at their existing locations. (T)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 17 (T)
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 17
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections	(C)

Lockridge	1	Mt. Pleasant

Logan	1	–

Lohrville	1	–

Lone Tree	1	Iowa City, Nichols, Riverside

Lovilia	1	Bussey

Low Moor	1	DeWitt, Charlotte, Delmar, Clinton-Commanche, Grand Mound

Lowden	1	–

Lucas	1	Chariton, Russell, Williamson

Luxemburg	1	Dyersvilla, Holy Cross, New Vienna

Lytton	1	–

Macksburg	1	Winterset

Madrid	1	–

Magnolia	1	–

Malcom	1	Brooklyn, Grinnell, Montezuma

Mallard	1	Emmetsburg

Manchester	1	Greeley, Ryan

Manning	1	–

Manson	1	–

Marathon	1	Albert City

Marble Rock	1	–

Marengo	1	–	(C)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 18
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 18
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections

Martensdale	1	Des Moines,lndianola	(C)

Martinsburg	1	Farson, Hadrick, Ollie, Packwood

Maxwell	1	Nevada

May City	1	Hartley

Maynard	1	Fayette, Randalia

McCallsburg	1	–

Melbourne	1	Marshalltown

Melcher	1	Knoxville

Melrose	1	Albia

Melvin	1	–

Milo	1	Des Moines, Indianola, Lacona, Liberty Center

Milton	1	Cantril

Minden	1	Council Bluffs, Neola, Omaha, Shelby

Mingo	1	Colfax, Des Moines, Newton

Modale	1	–

Mondamin	1	–

Monroe	1	Reasnor

Montour	1	Toledo

Montrose	1	Argyle, Ft. Madison

Moravia	1	Centerville, Cincinnati, Mystic, Plano, Promise City, Unionville

Moscow	1	Atalissa, Rochester, Wilton

Mt. Ayr	1	Benton, Diagonal, Kellerton, Redding, Tingley

Mt. Pleasant	1	Lockridge, Mt. Union, New London, Olds, Salem

Mt.Union	1	Mt. Pleasant, New London, Winfield	(C)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 19
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 19
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections

Mystic	1	Centerville, Cincinnati, Moravia, Plano, Promise City, Unionville			(C	)

Nevada	1	Ames, Maxwell

New Hampton	1	Fredericksburg

New London	1	Mt. Pleasant, Mt. Union

New Sharon	1	–

New Vienna	1	Dyersville, Holy Cross, Luxemburg

New Virginia	1	–

Newell	1	Fonda, Storm Lake	(T	)

Newton(1)		–

Nichols	1	Lone Tree

Oakville	1	Wapello

Ocheyedan	1	–

Olds	1	Crawfordsville, Mt. Pleasant, Wayland, Winfield

Ollie	1	Martinsburg, Packwood, Richland

Orient	1	Creston, Nevinville

Osceola	1	Weldon

Otiey	1	Leighton, Pella, Peoria

Oxford	1	Iowa City, Tiffin

Oxford Junction(2)	1	Wyoming, Lost Nation	(T	)

Packwood	1	Batavia, Fairfield, Martinsburg, Ollie, Richland

Panama	1	Earling, Harlan (urban), Portsmouth

Paullina	1	–			(C	)

(1) Usage Pricing Service is optional within the exchange, and is limited to existing customers at their existing locations.			(T	)

(2) Also refer to Extended Local Exchange Services, Section 4A, for exchange specific services.			(T	)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 20
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 20
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections
Palla	1	Leighton, Otley, Peoria	(C)

Peoria	1	Leighton, Otley, Pelia

Percival	1	Sidney, Thurman

Persia	1	–

Peru	1	Winterset

Peterson	1	Linn Grove

Pisgah	1	–

Plano	1	Centerville, Cincinnati, Moravia, Mystic, Promise City, Seymour, Unionville

Pleasantville	1	Des Moines

Pomeroy	1	–

Portsmouth	1	Panama

Prescott	1	Nevinville

Primghar	1	–

Primrose	1	Donnellson, Farmington, Houghton

Promise City	1	Centerville, Cincinnati, Corydon, Moravia, Mystic, Plano, Seymour, Unionville

Protivin	1	Cresco

Ralston	1	Glidden, Scranton

Randalia	1	Fayette, Maynard, Hawkeye

Randall	1	Story City

Randolph	1	Sidney, Tabor

Redding	1	Benton, Diagonal, Kellerton, Mt. Ayr, Tingley

Redfield	1	Adel, Des Moines, Dexter, Linden

Reinbeck	1	–	(C)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	4rd Revised Sheet 21
	EXCHANGE TELEPHONE TARIFF	Cancels 3nd Revised Sheet 21
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections
Rembrandt	1	Linn Grove, Sioux Rapids, Storm Lake	(C)

Rhodes	1	Marshalltown

Richland	1	Brighton, Ollie, Packwood

Ricketts	1	Schleswig, Ute

Rippey	1	Des Moines, Grand Junction, Perry

Riverside	1	Iowa City, Lone Tree

Rlverton	1	Farragut, Hamburg, Sidney

Rochester	1	Tipton, Atalissa, Moscow

Rockwell City	1	–

Roland	1	Story City

Rolfe	1	–

Rowley	1	Brandon, Independence

Russell	1	Chariton, Lucas, Williamson

Ryan	1	Coggon, Manchester

Sabula	1	–

St. Ansgar	1	–

St. Lucas	1	Ft Atkinson, Waucoma

Salem	1	Hills boro, Houghton, Mt. Pleasant

Schleswig	1	Ricketts

Seymour(1)	1	Centerville, Corydon, Plano, Promise City

Shannon City	1	Creston, Diagonal, Tingley

Shelby	1	Avoca, Minden	(C)

(1)	Portion of the Seymour exchange is in the State of Missouri.

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 22
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 22
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’ d)

Exchange	Rate Group	Extended Area Service Connections

Sidney	1	Percival, Randolph, Riverton, Tabor, Thurman	(C)

Sigourney	1	Harper

Slater	1	Huxley, Kelley, Polk City

Solon	1	Iowa City

Stacyville	1	–

Stanwood	1	Tipton, Olin, Mechanicsville

State Center	1	Marshalltown

Steamboat Rock	1	Eldora

Story City	1	Randall, Roland

Strawberry Point	1	Arlington, Edgewood, Volga

Sumner	1	Fredericksburg

Swea City	1	–

Tabor	1	Randolph, Sidney, Thurman, Omaha,NE

Thurman	1	Percival, Sidney, Tabor

Tiffin	1	Iowa City, Oxford

Tingley	1	Benton, Diagonal, Kellerton, Mt. Ayr, Redding, Shannon City

Tipton	1	Stanwood, Bennett, Rochester

Toledo	1	Chelsea	(C)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	3rd Revised Sheet 23
	EXCHANGE TELEPHONE TARIFF	Cancels 2nd Revised Sheet 23
Filed with Board

LOCAL EXCHANGE SERVICE

G.	EXCHANGE AND DATA LISTING (Cont’d)

1.	(Cont’d)

Exchange	Rate Group	Extended Area Service Connections

Tracy	1	Attica, Bussey, Knoxville	(C)

Traer	1	Clutier, Dysart

Troy Mills	1	Cedar Rapids, Coggon, Walker

Unionville	1	Centerville, Cincinnati, Moravia, Moulton, Mystic, Plano, Promise City

Ute	1	–

Vail	1	–

Volga	1	Elkader, Strawberry Point, Wadena

Wadena	1	Arlington, Volga

Walker	1	Cedar Rapids, Troy Mills

Wapello	1	Grandview, Oakville

Washington	1	West Chester

Waucoma	1	Alpha, Ft. Atkinson, Hawkeye, Lawler, St. Lucas

Wellsburg	1	–

West Chester	1	Keota,Washington

West Point	1	Donnellson, Ft. Madison, Houghton

What Cheer	1	–

Williamsburg	1	Conroy

Williamson	1	Chariton, Lucas, Russell

Winfield	1	Olds, Mt. Union

Woodbine	1	–

Worthington	1	Dyersville	(C)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	5th Revised Sheet 24
	EXCHANGE TELEPHONE TARIFF	Cancels 4th Revised Sheet 24
Filed with Board

LOCAL EXCHANGE SERVICE

H.	LOCAL EXCHANGE MONTHLY ACCESS LINE RATE SCHEDULES (Cont’d)

1. Rates Applicable to Rate Group 1 Exchange Customers			(C)

		Monthly Rate(1)(2)	(C)(D)
CLASS OF SERVICE	GSEC/IOSC		(D)
BUSINESS SERVICES:
Individual Line	B1, 11135	$32.09	(D)(I)
Trunk	PBX TK, 11954	32.09	(D)(I)
Key Business Line	RTRYB1, 11954	32.09	(D)(I)
Centrex Access Line(3)	BCMT, 85180	19.95	(D)(I)(R)(T)
Network Access Registers(4)(5)	CEN NAR, 17847, 52096	19.95	(D)(I)(T)

RESIDENCE SERVICE:
Individual Line	R1, 74864	16.60	(D)(I)

PAY TELEPHONE SERVICES:
Basic(6)	PTSCEQ, 20210	32.09	(D)(I)(T)
Smart(6)	COPTCOIN/20230	36.34	(D)(I)(T)
	COPTCOIN1W/20230		(M)
(1) Applicable EAS Rate Additives, shown in this section apply in addition to these rates. Touch Calling Service is included in these rates.
(2) Also refer to Extended Local Exchange Services, Section 4A, for exchange specific services.			(T)
(3) Applies to Iowa Telecom and Iowa Telecom Systems exchanges.			(T)
(4) Applies to Iowa Telecom North exchanges.			(T)
(5) A Network Access Register is a software path in the Digital Centrex system which provides network access to the Digital Centrex Stations in that system.			(M) (M)
(6) Refer to Section 8 of this Tariff for description of this service.			(M)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	4th Revised Sheet 25
	EXCHANGE TELEPHONE TARIFF	Cancels 3rd Revised Sheet 25
Filed with Board

(Reserved For Future Use)	(T)

(D)

(D)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	4th Revised Sheet 26
	EXCHANGE TELEPHONE TARIFF	Cancels 3rd Revised Sheet 26
Filed with Board

(Reserved For Future Use)	(T)

(D)

(D)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	2nd Revised Sheet 26.1
	EXCHANGE TELEPHONE TARIFF	Cancels 1st Revised Sheet 26.1
Filed with Board

(Reserved For Future Use)	(T)

(D)

(D)

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

IOWA NO. 1
Iowa Telecommunications Services, Inc.		Section 4
d/b/a Iowa Telecom	GENERAL AND LOCAL	2nd Revised Sheet 27
	EXCHANGE TELEPHONE TARIFF	Cancels 1st Revised Sheet 27
Filed with Board

LOCAL EXCHANGE SERVICE

I.	RESIDENTIAL ADDITIONAL LINE SERVICE

This service is applicable in all exchanges.	(C)
(D)

1.	GENERAL

a.	This is a local exchange service offering to individual line residential customers. This service offering provides a discount for each additional line requested per customer. Additional lines will terminate at the point of demarcation.

b.	If the quantity of either central office equipment or outside plant facilities in use exceeds 95% of its actual capacity, the subscriber having any such facilities dedicated for additional individual lines will be given the option to either pay 100% of the applicable residential individual line rate or relinquish any additional lines.

2.	RATES

a.	On all additional individual residential lines requested, the Company will collect all Service Charges specified elsewhere in this Tariff. If under some circumstance the actual installation costs are in excess of such Service Charges, the Company will charge an extra fee to cover the excess costs of such installation.

b.	Each additional rate per line is equal to 80% of the applicable residential individual line rate.

c.	All other associated charges will be billed at the full rate.

Monthly Rate
1.)	Additional Access Line Within the Base Rate Area (RLA, RLAT)	80% of R1 Rate	(M)

2.)	Additional Access Line Outside the Base Rate Area, Flat Rate (RLAF, RLFT)	80% of AR1 Rate	(M)

3.	CONDITIONS

The discount for Residential Additional Lines is not available in conjunction with Usage Pricing Service.

Issued:	Issued By:	D. M. Anderson
Effective:		Vice President-
External Affairs

Iowa Telecom

Capital Expenditures

(Amounts in Millions)

Description	Actual 2001	Actual 2002	Actual 2003	Average 2002 - 2003
Network	$29.9	$15.2	$15.8	$15.5
Support Assets	1.9	1.7	2.0	1.9

Total Capital Expenditures	$31.8	$16.9	$17.8	$17.4

*Investment Per Access Line	2002	2003
Access Lines (Beg of Period)	276,619	267,238
Access Lines (End of period)	267,238	257,616

Average Access Lines	271,929	262,427
Average Per Access Line	$62.00	$68.00	$65.00
Billable Access Lines (CAK-7)			246,660
Investment Commitment Baseline Amount			$16.0M

*	Includes All Access Lines and Equivalents